SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 24, 2004

                         MICROTEK MEDICAL HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)

         0-24866                                         58-1746149
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(Commission File Number)                  (I.R.S. Employer Identification No.)


512 Lehmberg Road; Columbus, Mississippi                39702
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(Address of Principal Executive Offices               (Zip Code)

                                 (662) 327-1863
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              (Registrant's Telephone Number, Including Area Code)




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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

     On February 24, 2004, Microtek Medical Holdings, Inc. (the "Company") issued a press release reporting its fourth quarter and full year results for the quarter and year ended December 31, 2003. This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.


     Exhibits:

     99.1 Press release dated February 24, 2004, reporting the Company's fourth quarter and full year results for the quarter and year ended December 31, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be duly signed on its behalf by the undersigned hereunto duly authorized.

                                   MICROTEK MEDICAL HOLDINGS, INC.


                                   By:  /s/ Dan R. Lee
                                      ------------------------------------------
                                        Dan R. Lee, Chairman, President and
                                        Chief Executive Officer

                                   By: /s/ Roger G. Wilson
                                      ------------------------------------------
                                        Roger G. Wilson, Chief Financial Officer

Dated:  February 24, 2004